September 1, 2021

WESTWOOD QUALITY SMIDCAP FUND

TICKER SYMBOL: WWSMX

WESTWOOD QUALITY SMALLCAP FUND

TICKER SYMBOL: WWSYX

WESTWOOD ALTERNATIVE INCOME FUND

TICKER SYMBOL: WMNUX

ULTRA CLASS SHARES

Each A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated August 23, 2021

This supplement updates certain information in the Prospectus for the Ultra Class Shares of the Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, and Westwood Alternative Income Fund (collectively, the “Funds”), each a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus.

For the Westwood Quality SMidCap Fund, the following replaces, in its entirety, the table entitled “Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” on page 1 of the Prospectus:

Ultra Class Shares
Management Fees	0.75%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.83%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.68%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.68% of the Fund’s Ultra Shares’ average daily net assets until March 1, 2024. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2024. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

The following paragraph replaces the similar paragraph located in the section entitled “Investment Adviser.” starting on Page 31 of the Prospectus.

The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.00% of the Westwood Alternative Income Fund's Ultra Shares' average daily net assets (the "Management Fee Waiver Agreement"). In addition, pursuant to a separate expense limitation agreement, the Adviser has contractually agreed to reduce its fees and reimburse expenses of the Ultra Shares of the Westwood Alternative Income Fund in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the average daily net assets of the Ultra Shares of the Fund.  These contractual fee waivers shall continue in effect until, but may be terminated by the Adviser effective, March 1, 2024.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.